UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  September 3, 2009

ATWOOD OCEANICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

COMMISSION FILE NUMBER 1-13167

IRS Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM 5.02                      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 3, 2009, the Board of Directors of Atwood Oceanics, Inc. (the “Company”) elected Jack E. Golden as a director of the Company in accordance with the Company’s Second Amended and Restated By-Laws, as amended, with such election to be effective as of September 4, 2009.  Mr. Golden was elected to fill a vacancy on the Board of Directors, so that after the election of Mr. Golden, the Board of Directors will have seven members.  The Board of Directors also appointed Mr. Golden to the Company’s Nominating and Corporate Governance Committee of the Board of Directors. Mr. Golden will be paid a retainer fee on the same basis as the other members of the Board of Directors, pro rated for his service in the 2009 fiscal year.

There is no arrangement or understanding between Mr. Golden and any other person pursuant to which Mr. Golden was elected as a director of the Company.  There are no transactions in which Mr. Golden has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his election to the Board of Directors, effective September 4, 2009 (the effective date of his election), Mr. Golden shall be awarded restricted stock under the Company’s 2007 Long-Term Incentive Plan (as amended, the “2007 Plan”).  The number of shares included in the restricted stock award shall be equivalent to the number of shares of Common Stock valued at $60,000 on the date of grant and shall be determined on such date.  For example, based upon the closing price of the Company’s Common Stock on September 1, 2009, the number of shares of Common Stock included in the award would be 2,161.

The restricted stock will be subject to the terms of the 2007 Plan and the terms of an agreement between the Company and Mr. Golden, which will contain provisions relating to restrictions on transfer.  A copy of the form of restricted stock award agreement relating to the restricted stock to be awarded to Mr. Golden and a copy of the press release issued by the Company in connection with the election of Mr. Golden to the Company’s Board of Directors are attached hereto as Exhibits 10.1 and 99.1, respectively.

Statements contained in this report with respect to the future are forward-looking statements.  These statements reflect management’s reasonable judgment with respect to future events.  Forward-looking statements involve risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors including:  the Company’s dependence on the oil and gas industry; the risks involved in the construction of a rig and commencement of operations of the rig following delivery; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism, acts of piracy, embargoes, war or other military operations; and governmental regulations and environmental matters.  A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2008, filed with the Securities and Exchange Commission.

ITEM 9.01                      EXHIBITS

(d)           Exhibits

Exhibit No.                    Description of Exhibit

10.1	Form of Non-Employee Director Restricted Stock Award Agreement 2007 Long-Term Incentive Plan

99.1	Press release dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ James M. Holland
James M. Holland
Senior Vice President
DATE: September 3, 2009

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